EXHIBIT 10.7(b)
Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

6‑1162‑RLL‑2234R10
Delta Air Lines, Inc.
Hartsfield Atlanta International Airport
Atlanta, Georgia 30320
Subject:    Special Matters

Reference:
Purchase Agreement Nos. 2022 and 2026 (the Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to 737‑632/‑732/‑832/‑932ER, 777‑232IGW and 777‑232LR aircraft (the Aircraft).

This Letter Agreement revises and supersedes Letter Agreement 6-1162-RLL-2234R9 and amends and supplements the Purchase Agreement. Language that has been added or revised since the prior version of this Letter Agreement is shown in bold font. All terms used but not defined in this Letter Agreement have the same meaning as in the AGTA and the Purchase Agreements.
A. Model 737‑632/‑732/‑832/‑932ER Aircraft (P. A. 2022)
1. [***]
[***]
[***]
[***]
2. [***]
[***]
[***]
[***]
3. Intentionally Omitted.
4. [***]
[***]
5. Intentionally Omitted
6. Intentionally Omitted

6-1162-RLL-2234R10
Special Matters    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

7. [***]
[***]
8. [***]
[***]
9. [***]
[***]
10. [***]
[***]
[***]
[***]
11. [***]
[***]
[***]
[***]
12. [***]
[***]
[***]
[***]
13. [***]
[***]
[***]
14.    [***]
[***]
15.    [***]
[***]
16.    [***]

6-1162-RLL-2234R10
Special Matters    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
[***]

17.
[***]
[***]
[***]

18.    [***]
[***]
E. Model 777‑232IGW Aircraft (P. A. 2026)
[***]

1. [***]
[***]
[***]
[***]
2. [***]
[***]
[***]
[***]
3. [***]
[***]
[***]
[***]
4. [***]
[***]

6-1162-RLL-2234R10
Special Matters    SA-17 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

5. [***]
[***]
[***]
[***]
6. [***]
[***]
[***]
7. [***]
[***]
8. [***]
[***]
F. Model 777‑232LR Aircraft (P. A. 2026)
1. [***]
[***]
2. [***]
[***]
3. [***]
[***]
4. [***]
[***]
5. [***]
[***]
[***]
Confidential Treatment.    The information contained herein represents confidential business information and has value precisely because it is not available generally or to other

6-1162-RLL-2234R10
Special Matters    SA-17 LA Page 4
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,
THE BOEING COMPANY

By: /s/ Will Witherspoon

Its:  Attorney in Fact

ACCEPTED AND AGREED TO:

Date: December 16, 2015

DELTA AIR LINES, INC.

By:   /s/ Gregory A. May

Its:   SVP- Supply Chain Management

6-1162-RLL-2234R10
Special Matters    SA-17 LA Page 5
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1104482R1
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft with Winglets (Aircraft)
This letter agreement (Letter Agreement) revises and supersedes DAL-PA-02022-LA-1104482 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The parties hereto agree as follows with respect to Covered Aircraft (as defined below) performance retention.

1.	[***]
1.1 [***]
1.2 [***]
1.3 [***]
2.[***]
2.1 [***]
2.2 [***]
3.[***]
3.1 [***]
3.2 [***]
3.3 [***]
3.4 [***]
4.[***]
[***]
5. [***]
[***]
6. [***]
[***]
6.1 [***]
6.2 [***]
6.3 [***]
6.4 [***]

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

6.5 [***]
[***]
6.5.1 [***]
6.5.2 [***]
6.5.3 [***]
6.5.4 [***]
7. [***]
[***]
7.1 [***]
7.1.1 [***]
7.2 [***]
7.3 [***]
8. [***]
[***]
9. [***]
[***]
10. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
11. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon
Will Witherspoon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

Delta Air Lines, Inc.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Attachment A
Delivery Schedule for Covered Aircraft

[***]

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 4
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Attachment B
[***]

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 5
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1105848R1
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Agreement for [***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932 aircraft.

This letter agreement (Letter Agreement) revises and supersedes DAL-PA-02022-LA-1105848 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

1.	[***]
[***]

2.	[***]
2.1 [***]
2.2 [***]
2.2.1 [***]
2.2.2 [***]
2.2.3 [***]
2.2.4 [***]
3. [***]
[***]
3.1 [***]
3.1.1 [***]
3.1.2 [***]
3.1.3 [***]
3.2 [***]
3.3 [***]
4. [***]
[***]
5. [***]
[***]
6. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

of Customer’s becoming the operator of the Covered Aircraft and cannot be assigned in whole or, in part.
7. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/Will Witherspoon
Will Witherspoon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

DAL-PA-2022-LA-1104482R1
[***]    SA-17 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1104487R1
Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
[***]
1.    [***]
[***]
2.    [***]
[***]

(i)	[***];

(ii)	[***]
2.[***]
2.1[***]
2.2[***]
2.3[***]
2.4[***]
3. [***]
[***]

4.	[***]
4.1[***]
4.2[***]
5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

DAL-PA-2022-LA-1104487R1
[***]    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

6. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon
Will Witherspoon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Mangement

DAL-PA-2022-LA-1104487R1
[***]    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1105858R1

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Option Aircraft

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This Letter Agreement revises and supersedes Letter Agreement DAL-PA-02022-LA-1105858 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The original revision of this Letter Agreement set out the terms and conditions for Model 737-900ER options and cancelled all options and rolling options for 737-600, ‑700, and -800 model aircraft.
Upon execution of Supplemental Agreement No. 17 to the Purchase Agreement, all 737-900ER options are cancelled, so all terms, conditions, and the attachment to the original revision of this Letter Agreement are deleted. The provisions of Article 3 of Aircraft General Terms Agreement Number AGTA-DAL between Boeing and Customer dated as of October 21, 1997 (AGTA-DAL) related to options and rolling options for 737-600, -700, -800, and -900ER model aircraft provided thereunder are deleted and of no further force or effect. Concurrently with the execution of Supplemental Agreement No. 17 the parties agree to execute a letter agreement to conform the AGTA-DAL documentation to reflect the amendments made by this Letter Agreement.
1.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
2.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the

DAL-PA-2022-LA-1105858R1
Option Aircraft    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon
Will Witherspoon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

Delta Air Lines, Inc.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

DAL-PA-2022-LA-1105858R1
Option Aircraft    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1105850R2

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. 2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-732/-832/-932ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and supersedes and replaces, in its entirety, letter agreement DAL-PA-02022-LA-1105850R1, dated August 2, 2012. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definitions.
[***]

1.	[***]
[***]
1.1[***]

1.2[***]
2.[***]
[***]

3.	Assignment.
This Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

ATTACHMENT A
[***]

[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1105843R3

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement has been revised to include the additional twenty (20) Incremental Aircraft identified in Supplemental Agreement No. 17 (SA-17).

[***]

1.    [***]

[***]

[***]

2.    [***]

[***]

3.    [***]

[***]

4.    Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations

DAL-PA-2022-LA-1105843R3
[***]    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

Delta Air Lines, Inc.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

DAL-PA-2022-LA-1105843R3
[***]    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Attachment A

[***]

DAL-PA-2022-LA-1105843R3
[***]    SA-17 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Attachment B

[***]

DAL-PA-2022-LA-1105843R3
[***]    SA-17 LA Page 4
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

DAL-PA-02022-LA-1501328

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Put Option Aircraft

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing may sell, and customer agrees to purchase up to ten (10) 737-900ER aircraft (Put Option Aircraft) for delivery from [***].
1.Obligation to Purchase Put Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1Q to the Purchase Agreement as of the date of execution of this Letter Agreement, Boeing may sell and Customer agrees to purchase up to ten (10) additional Model 737-900ER aircraft as Put Option Aircraft.
2.Delivery.
The Put Option Aircraft may be delivered in any month as listed in Attachment [***] to this Letter Agreement (Attachments), [***].
3.[***]
3.1[***]
3.2 [***]

4.[***]
4.1 [***]
4.2 [***]
4.3 [***]
4.4 [***]
5.[***]
[***]
6. [***]
6.1 [***]
6.2 [***]
7.[***]

DAL-PA-2022-LA-1501328
Put Option Aircraft    SA-17 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

[***]
8.    Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-2022-LA-1501328
Put Option Aircraft    SA-17 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 16, 2015

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	SVP - Supply Chain Management

DAL-PA-2022-LA-1501328
Put Option Aircraft    SA-17 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.

Attachment [***] to DAL-PA-02022-LA-1501328
Put Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]		Detail Specification:			[***]
					Airframe Price Base Year/Escalation Formula:			[***]
Airframe Price:			[***]		Airframe Price Escalation Forecast:			[***]
Optional Features:**			[***]		Engine Price Base Year/Escalation Formula:			[***]
Sub-Total of Airframe and Features:			[***]
Engine Price (Per Aircraft):			[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]		Base Year Index (CPI):			[***]

[***]			[***]

				Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor		Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]
[***]
[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 73636-1F.TXT SA-17

Boeing Proprietary

Attachment [***] to DAL-PA-02022-LA-1501328
Put Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]					[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]		Detail Specification:			[***]
					Airframe Price Base Year/Escalation Formula:			[***]
Airframe Price:			[***]		Airframe Price Escalation Forecast:			[***]
Optional Features:**			[***]		Engine Price Base Year/Escalation Formula:			[***]
Sub-Total of Airframe and Features:			[***]
Engine Price (Per Aircraft):			[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]		Base Year Index (CPI):			[***]

[***]			[***]

				Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor		Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)		Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]
[***]
[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 73635-1F.TXT SA-17

Boeing Proprietary

Attachment [***] to DAL-PA-02022-LA-1501328
Put Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-900ER	[***]						[***]
Engine Model/Thrust:		CFM56-7B27/B1F	[***]			Detail Specification:			[***]
						Airframe Price Base Year/Escalation Formula:			[***]
Airframe Price:			[***]	[***]		Airframe Price Escalation Forecast:			[***]
Optional Features:**			[***]	[***]		Engine Price Base Year/Escalation Formula:			[***]
Sub-Total of Airframe and Features:			[***]	[***]
Engine Price (Per Aircraft):			[***]	[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	[***]		Airframe Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:			[***]	[***]		Base Year Index (ECI):			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]	[***]		Base Year Index (CPI):			[***]

[***]			[***]

					Escalation Estimate	[***] (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor			Adv Payment Base	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
[***]
[***]
[***]

[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment.
DAL-PA-02022 73634-1F.TXT SA-17

Boeing Proprietary